Securities, 424I - Securities, 424I: 1	Mar. 30, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares
Aggregate Sales Price	$ 15,615,761,735.00
Aggregate Redeemed or Repurchased, FY	12,277,651,846.00
Aggregate Redeemed or Repurchased, Prior FY	950,540,204.00
Redemption Credits	0.00
Net Sales	$ 2,387,569,685.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 329,723.37